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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR. 11(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             -----------------------


                  Date Report (Date of earliest event reported)
                                 January 9, 1998

                                 RES-CARE, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                    KENTUCKY
                 (State or Other Jurisdiction of Incorporation)


        0-20372                                        6l-0875371
(Commission File Number)                    (I.R.S. Employee Identification No.)

10140 LINN STATION ROAD, LOUISVILLE, KENTUCKY             40223
(Address of principal executive offices)                (Zip Code)


               Registrant's telephone number, including area code:
                                 (502) 394-2100


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ITEM 7.   The Company is providing proforma financial information for the nine months ended September 30, 1997 and the year ended December 31, 1996 to reflect the acquisitions of the Teledyne Economic Development business ("TED Job Corps"), an operator of Job Corps centers, and Communications Network Consultants, Inc., ("CNC"). The acquisition of TED Job Corps was made effective September 30, 1997 for an aggregate purchase price of $10 million in cash, subject to final adjustment, the acquisition of CNC was made effective July 31, 1997 for an aggregate purchase price of $28.8 million of which $16.6 million was cash. See Proforma Consolidated Statements of Income attached.


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                                 Res-Care, Inc.
              Pro Forma Condensed Consolidated Statement of Income
                          Year Ended December 31, 1996
                            (Unaudited, in thousands)


                                                             Res-Care,                                                 Res-Care,
                                                               Inc.                       TED Job                        Inc.
                                                              Actual         CNC(a)       Corps(a)                    Pro Forma
                                                           -----------   -----------   -----------  -----------       -----------

Net revenues:
       Disabilities services                               $   181,280   $    13,559          --           --         $   194,839
       Youth services                                           42,985          --          38,096         --              81,081
                                                           -----------   -----------   -----------  -----------       -----------
                Total net revenues                             224,265        13,559        38,096         --             275,920

Facility and program expenses:
       Disabilities services                                   156,657         8,980          --           --             165,637
       Youth services                                           38,221          --          33,609         --              71,830
                                                           -----------   -----------   -----------  -----------       -----------
            Total facility and program expenses                194,878         8,980        33,609         --             237,467
                                                           -----------   -----------   -----------  -----------       -----------

Facility and program contribution                               29,387         4,579         4,487         --              38,453
Operating expenses                                              13,500         1,378         2,477        1,388 (b)        18,743
                                                           -----------   -----------   -----------  -----------       -----------
Operating income                                                15,887         3,201         2,010       (1,388)           19,710
Other (income) expenses, net                                       926           (55)         --          2,202 (c)         3,073
                                                           -----------   -----------   -----------  -----------       -----------
Income before income taxes                                      14,961         3,256         2,010       (3,590)           16,637
Income taxes                                                     5,518          --             804         (134)(d)(e)      6,188
                                                           -----------   -----------   -----------  -----------       -----------
Net income                                                 $     9,443   $     3,256   $     1,206  ($    3,456)      $    10,449
                                                           ===========   ===========   ===========  ===========       ===========

Income per share data:
       Net income per share                                $      0.91                                                $      1.00
                                                           ===========                                                ===========

       Weighted average shares used in per share calculation    10,432                                                     10,432

                             See accompanying notes.

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                                 Res-Care, Inc.
              Pro Forma Condensed Consolidated Statement of Income
                      Nine Months Ended September 30, 1997
                            (Unaudited, in thousands)


                                                             Res-Care,                                                   Res-Care,
                                                                Inc.                       TED Job                          Inc.
                                                               Actual         CNC           Corps                        Pro Forma
                                                            Nine Months   Seven Months   Nine Months                    Nine Months
                                                               Ended         Ended          Ended                         Ended
                                                           September 30,    July 31,    September 30,  Pro Forma       September 30,
                                                                1997        1997 (a)       1997 (a)   Adjustments          1997
                                                            -----------   -----------   -----------   ----------       -----------
Net revenues:
       Disabilities services                                $   173,627   $    9,152           --            --        $   182,779
       Youth services                                            38,175         --           30,718          --             68,893
                                                            -----------   -----------   -----------   ----------       -----------
                Total net revenues                              211,802        9,152         30,718          --            251,672

Facility and program expenses:
       Disabilities services                                    149,491        6,146           --            --            155,637
       Youth services                                            34,095         --           27,196          --             61,291
                                                            -----------   -----------   -----------   ----------       -----------
            Total facility and program expenses                 183,586        6,146         27,196          --            216,928
                                                            -----------   -----------   -----------   ----------       -----------

Facility and program contribution                                28,216        3,006          3,522          --             34,744
Operating expenses                                               11,862        1,033          2,021        1,069 (b)        15,985
                                                            -----------   -----------   -----------   ----------       -----------
Operating income                                                 16,354        1,973          1,501       (1,069)           18,759
Other (income) expenses, net                                      1,026          (42)          --          1,366 (c)         2,350
                                                            -----------   -----------   -----------   ----------       -----------
Income before income taxes                                       15,328        2,015          1,501       (2,435)           16,409
Income taxes                                                      6,172         --              600         (168)(d)(e)      6,604
                                                            -----------   -----------   -----------   ----------       -----------
Net income                                                  $     9,156   $    2,015    $       901  ($    2,267)      $     9,805
                                                            ===========   ===========   ===========   ==========       ===========

Income per share data:
       Net income per share                                 $      0.78                                                 $      0.83
                                                            ===========                                                 ===========

       Weighted average shares used in per share calculation     11,774                                                      11,774

                             See accompanying notes.

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                                 Res-Care, Inc.
         Notes to Pro Forma Condensed Consolidated Statements of Income

(a) The Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1996 and for the nine months ended September 30, 1997 give effect to the acquisitions of (i) Communications Network Consultants, Inc. ("CNC") as of July 31, 1997 and (ii) the Teledyne Economic Development Business ("TED Job Corps"), effective September 30, 1997 as if the transactions had occurred January 1, 1996 and 1997, respectively. The 1997 pro forma columns for CNC and TED Job Corps present their historical results of operations from January 1, 1997 to the respective dates of acquisition.

(b) Gives effect to depreciation and amortization assuming that the CNC and TED Job Corps acquisitions were consummated January 1, 1996 and 1997 for the respective pro forma statements.

(c) Reflects interest cost at an assumed rate of 6.75% on the combined acquisition costs of CNC and TED Job Corps of $26.6 million, assuming the transactions were consummated January 1, 1996 and 1997 for the respective pro forma statements, and funded entirely with bank debt.

(d) Reflects $1,302,000 adjustment to income taxes on CNC's income for the year ended December 31, 1996 and reflects $806,000 adjustment to income taxes on CNC's income for the seven months ended July 31, 1997 at rates of 40%. Prior to acquisition, CNC was an "S" corporation.

(e) Reflects income tax benefit adjustments of $1,436,000 for the year ended December 31, 1996 and $974,000 for the nine months ended September 30, 1997 for tax impact of additional interest, depreciation and amortization.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 RES-CARE, INC.



                                 By:            /s/ Ronald G. Geary
                                    --------------------------------------------
                                    Ronald G. Geary
                                    President and Chief Executive Officer



Dated: January 9, 1998




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